Exhibit 23.1


                         Consent of Independent Auditors
                         -------------------------------

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report, dated April 10, 2003, which appears on F-1 of the Annual Report on Form 10-KSB of Banyan Corporation for the year ended December 31, 2002.

/S/ Gelfond Hochstadt Pangburn, PC
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    Gelfond Hochstadt Pangburn, PC

Denver, Colorado
February 10, 2004